Exhibit 24.1

                       POWER OF ATTORNEY


The undersigned who is a director or officer of Cooker Restaurant
Corporation, an Ohio corporation (the "Company");

Does hereby constitute and appoint Henry R. Hillenmeyer and Mark W. Mikosz to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2000, and any amendments or supplements to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned nor by the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 21st day of March 2001.



                              /s/Henry R, Hillenmeyer
                              ------------------------
                              Henry R. Hillenmeyer


         Exhibit 24.1 - Pg. 1


                      POWER OF ATTORNEY


The undersigned who is a director or officer of Cooker Restaurant
Corporation, an Ohio corporation (the "Company");

Does hereby constitute and appoint Henry R. Hillenmeyer and Mark W. Mikosz to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2000, and any amendments or supplements to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned nor by the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 21st day of March 2001.


                              /s/Daniel A. Clay
                              ---------------------
                              Daniel A. Clay


         Exhibit 24.1 - Pg. 2


                       POWER OF ATTORNEY


The undersigned who is a director or officer of Cooker Restaurant
Corporation, an Ohio corporation (the "Company");

Does hereby constitute and appoint Henry R. Hillenmeyer to be his agent and attorney-in-fact; with the power to act fully hereunder, and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2000, and any amendments or supplements to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which he shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

The agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned nor by the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 23rd day of March 2001.


                              /s/Mark W. Mikosz
                              -----------------------
                              Mark W. Mikosz



         Exhibit 24.1 - Pg. 3



                       POWER OF ATTORNEY


The undersigned who is a director or officer of Cooker Restaurant
Corporation, an Ohio corporation (the "Company");

Does hereby constitute and appoint Henry R. Hillenmeyer and Mark W. Mikosz to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2000, and any amendments or supplements to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned nor by the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 21st day of March 2001.


                              /s/Robin V. Holderman
                              -------------------------
                              Robin V. Holderman




         Exhibit 24.1 - Pg. 4



                    POWER OF ATTORNEY


The undersigned who is a director or officer of Cooker Restaurant
Corporation, an Ohio corporation (the "Company");

Does hereby constitute and appoint Henry R. Hillenmeyer and Mark W. Mikosz to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2000, and any amendments or supplements to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned nor by the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 28th day of March 2001.


                              /s/David T. Kollat
                              -------------------------
                              David T. Kollat



         Exhibit 24.1 - Pg. 5



                      POWER OF ATTORNEY


The undersigned who is a director or officer of Cooker Restaurant
Corporation, an Ohio corporation (the "Company");

Does hereby constitute and appoint Henry R. Hillenmeyer and Mark W. Mikosz to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2000, and any amendments or supplements to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned nor by the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 21st day of March 2001.


                              /s/Harvey M. Palash
                              -----------------------
                              Harvey M. Palash



         Exhibit 24.1 - Pg. 6



                           POWER OF ATTORNEY


The undersigned who is a director or officer of Cooker Restaurant
Corporation, an Ohio corporation (the "Company");

Does hereby constitute and appoint Henry R. Hillenmeyer and Mark W. Mikosz to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2000, and any amendments or supplements to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned nor by the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 22nd day of March 2001.



                              /s/Brad Saltz
                              -----------------------
                              Brad Saltz



         Exhibit 24.1 - Pg. 7


                       POWER OF ATTORNEY


The undersigned who is a director or officer of Cooker Restaurant
Corporation, an Ohio corporation (the "Company");

Does hereby constitute and appoint Henry R. Hillenmeyer and Mark W. Mikosz to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2000, and any amendments or supplements to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned nor by the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 21st day of March 2001.


                              /s/D. Shannon LeRoy
                              -------------------------
                              D. Shannon LeRoy



         Exhibit 24.1 - Pg. 8